TRANSAMERICA SERIES TRUST
Supplement to the Currently Effective Prospectus, Summary Prospectus
and Statement of Additional Information
Transamerica BlackRock Global Real Estate Securities VP
* * *
Effective as of October 1, 2021, Transamerica BlackRock Global Real Estate Securities VP (the “portfolio”) changed its classification from a “non‑diversified” to a “diversified” portfolio.
All changes described below are effective as of October 1, 2021.
The sixth paragraph of the “Principal Investment Strategies” section relating to the portfolio in the Prospectus and Summary Prospectus, and the sixth paragraph in the “More on Each Portfolio’s Strategies and Investments” section relating to the portfolio in the Prospectus, are deleted in their entirety.
In addition, the “Non‑Diversification” risk is deleted from the “Principal Risks” section of the Prospectus and Summary Prospectus relating to the portfolio.
* * *
The third paragraph of the “General Description of the Trust and the Portfolios” section in the Statement of Additional Information is deleted in its entirety and replaced with the following:
Each portfolio is classified as diversified under the 1940 Act, except for Transamerica American Funds Managed Risk VP, Transamerica Market Participation Strategy VP, Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP and Transamerica ProFund UltraBear VP, which are classified as non‑diversified.
* * *
Investors Should Retain this Supplement for Future Reference
October 1, 2021